UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                             _______

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report  (Date of earliest event reported) July 23, 1999


                    Sovran Self Storage, Inc.

_________________________________________________________________
       (Exact Name of Registrant as Specified in Charter)


Maryland                   1-13820             16-1194043
_________________________________________________________________
(State or Other           (Commission        (IRS Employer
Jurisdiction of           File Number)       Identification No.)
Incorporation)

5166 Main Street
Williamsville, N.Y.                               14221
_________________________________________________________________
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code (716) 633-1850
                                                   ______________


                              NONE

_________________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          Sovran Self Storage, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its 9.85% Series B Cumulative Redeemable Preferred Stock under the Company's shelf registration statement on Form S-3 (File No. 333-51169), effective July 8, 1998 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as exhibits to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.         Description
__________          ___________

1.1 Underwriting Agreement, dated July 23, 1999 among McDonald Investments, Inc., Morgan Keegan & Company and J.J.B. Hilliard, W.L. Lyons, Inc., as representatives of the underwriters, and Registrant and its operating partnership, Sovran Acquisition Limited Partnership

4.1            Form of 9.85% Series B Cumulative Redeemable
               Preferred Stock Certificate (incorporated by reference to exhibit 1.5 filed with the Registrant's Registration Statement on Form 8-A dated July 29, 1999)

4.2 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant classifying and designating the 9.85% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 1.6 filed with the Registrant's Registration Statement on Form 8-A dated July 29, 1999)

5.1            Opinion of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP as to the legality of the Securities registered

8.1            Opinion of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP as to certain tax matters

12.1           Calculation of Ratios of Earnings to Fixed Charges

23.1           Consent of Ernst & Young LLP, Independent
               Accountants

23.2           Consent of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP

SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              SOVRAN SELF STORAGE, INC.
                              _________________________________
                                   (Registrant)


Date:  July 30, 1999          By:  /s/ David L. Rogers
                                 ______________________________
                                   David L. Rogers
                                   Chief Financial Officer

                          Exhibit Index



Exhibit No.                   Description
___________                   ___________

1.1 Underwriting Agreement, dated July 23, 1999 among McDonald Investments, Inc., Morgan Keegan & Company and J.J.B. Hilliard, W.L. Lyons, Inc., as representatives of the underwriters, and Registrant and its operating partnership, Sovran Acquisition Limited Partnership

4.1            Form of 9.85% Series B Cumulative Redeemable
               Preferred Stock Certificate (incorporated by reference to exhibit 1.5 filed with the Registrant's Registration Statement on Form 8-A dated July 29, 1999)

4.2 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant classifying and designating the 9.85% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 1.6 filed with the Registrant's Registration Statement on Form 8-A dated July 29, 1999)

5.1            Opinion of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP as to the legality of the Securities registered

8.1            Opinion of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP as to certain tax matters

12.1           Calculation of Ratios of Earnings to Fixed Charges


23.1           Consent of Ernst & Young LLP, Independent
               Accountants

23.2           Consent of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP

                                                      Exhibit 1.1



                        1,200,000 Shares

                    SOVRAN SELF STORAGE, INC.

      9.85% Series B Cumulative Redeemable Preferred Stock*

            (Liquidation Preference $25.00 Per Share)

                     UNDERWRITING AGREEMENT




                                   July 23, 1999




MCDONALD INVESTMENTS INC.
MORGAN KEEGAN & COMPANY, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
As Representatives of the Several Underwriters
c/o McDonald Investments Inc.
McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio  44114

Dear Sirs:

     1. INTRODUCTORY. Sovran Self Storage, Inc., a Maryland corporation (the "Company"), proposes to issue and sell 1,200,000 shares (the "Series B Preferred Shares") of the Company's Series B Cumulative Redeemable Preferred Stock, $ .01 par value, which are authorized but unissued, to the public through the underwriters named in Schedule A annexed hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives"). The 1,200,000 Series B Preferred Shares to be purchased from the Company are hereinafter referred to as the "Firm Stock." The Company also proposes to sell to the Underwriters, at their option, an aggregate of not more than 180,000 additional Series B Preferred Shares, which are hereinafter referred to as the "Option Stock." The Firm Stock and the Option Stock are hereinafter collectively referred to as the "Stock" and are more fully described in the Registration Statement and the Prospectus (as hereinafter defined). The Company hereby confirms its several agreements with you, acting as the Representatives of the Underwriters.



___________________________
* Plus an option to purchase up to 180,000 additional shares to cover over-allotments

          The public offering price per share for the Stock and the purchase price per share for the Stock to be paid by the Underwriters shall be agreed upon by the Company and the Underwriters and such agreement shall be set forth in a separate written instrument substantially in the form of Schedule B hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Schedule B hereto. The offering of the Stock will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Prospectus and any Prospectus Supplement thereto (as defined below).

          As used herein, the term "Properties" refers to the properties listed in the Prospectus Supplement under the caption
"Properties" which represent all of the self storage facilities in which the Company, either directly or through its subsidiaries, owns an interest.

          The Company and Sovran Acquisition Limited Partnership, a Delaware limited partnership of which a subsidiary of the Company acts as sole general partner and in which the Company holds a 93.5833% ownership interest (the "Operating
Partnership").

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
OPERATING PARTNERSHIP.  The Company and the Operating
Partnership, jointly and severally represent, warrant and covenant to each of the Underwriters that:

          (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-51169) on Form S-3 relating, in part, to the Series B Preferred Shares, including a prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has become effective on July 8, 1998 (the "Effective Date"). No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or, to the best knowledge after due inquiry of the Company ("Knowledge"), threatened by the Commission. Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered to the Representatives. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the Series B Preferred

Shares and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," (including all documents incorporated by reference thereto and all financial schedules and exhibits) and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Each form of Prospectus, or Prospectus and Prospectus Supplement, heretofore made available for use in offering the Series B Preferred Shares is referred to herein as a "Preliminary Prospectus." Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the exhibits thereto (or, in the case of the Prospectus or Preliminary Prospectus, the exhibits to the Registration Statement) and the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

          (b) Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date and Second Closing Date (as hereinafter defined), including the financial statements included or to be included or incorporated by reference or to be incorporated by reference into the Prospectus, conformed or will conform in all material respects with the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Rules and Regulations and the Exchange Act Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading; the Preliminary Prospectus on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date and Second Closing Date (as hereinafter defined), did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 2(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any

Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Series B Preferred Shares other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

          (c) The documents incorporated or to be incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus or from which information is so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations.

          (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are Sovran Holdings, Inc., a Delaware corporation and wholly-owned subsidiary ("Holdings") whose only asset is its approximately 1% general partnership interest in the Operating Partnership, and the Operating Partnership. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with power and authority to own and lease its properties and conduct its business as described in the Prospectus. Each of the Company's subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited partnership in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority to own and lease its properties and conduct its respective business. The Company and each of its subsidiaries are duly licensed and qualified to do business as a foreign corporation or partnership, as the case may be, and are in good standing in all jurisdictions (i) in which the conduct of business, as presently being conducted, requires such qualification (except for those jurisdictions in which the failure to so qualify will not have a material adverse effect on condition (financial or otherwise), or the earnings, assets, business affairs and business prospect of the Company and its subsidiaries, taken as a whole) and (ii) in which the Company or such subsidiary owns or leases real property. As of this date, and as of the Closing Date and Second Closing Date, except for the stock of Holdings and a limited partnership interest in the Operating Partnership held by the Company, the Company will not own, directly or indirectly, any equity securities or securities convertible into or exchangeable for equity securities of any other corporation, partnership, Massachusetts or other business trust or any other business enterprise. Complete and correct copies of the organizational documents or partnership agreement, as the case may be, of the Company, the Operating Partnership and Holdings, and all amendments thereto, have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Second Closing Date.

          (e) All the issued shares of capital stock or partnership interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and all the issued shares of capital stock of Holdings and 93.5833% of the partnership interests of the Operating Partnership are owned by the Company free and clear of all liens, encumbrances, equities, security interests, or claims; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock or partnership interests of any subsidiary or any security convertible or exchangeable or exercisable for capital stock or partnership interests of any subsidiary; except (i) as disclosed in the Registration Statement, (ii) the shares of stock and partnership interests of each subsidiary owned by the Company, and (iii) the 49% membership interest in Iskalo Office Holdings, LLC, a Delaware limited liability company, owned by the Operating Partnership, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture, association or other entity.

          (f) The Company has a duly authorized and outstanding capitalization as set forth under "Capitalization" in the Prospectus; all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable Federal and state securities laws, and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issues of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. There are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them. The Company has not offered, issued or sold any Series B Preferred Shares prior to the date hereof.

          (g) The Series B Preferred Shares conform in substance to all statements in relation thereto contained in the Registration Statement and the Prospectus; the Stock to be sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus. All corporate action required to be taken for the issuance of the Stock by the Company has been validly and sufficient taken. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Stock by the Company pursuant hereto.

          (h) The consolidated financial statements and schedules of the Company and its subsidiaries included in the Registration Statement and the Prospectus fairly present the consolidated financial position, condition and results of operations and cash flows of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved. No other financial statements or schedules of the Company and its subsidiaries are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. The combined pro forma financial statements of the Company and its subsidiaries included in the Prospectus and Registration Statement fairly present the pro forma financial position and results of operations of the Company and its subsidiaries at the dates and for the periods to which they apply, and have been prepared to give effect to certain assumptions and proposed transactions made on reasonable bases which are fully and accurately described in the Prospectus, and the pro forma adjustments have been properly applied on the basis described therein. The combined pro forma financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

          (i) Ernst & Young LLP (the "Accountants"), who have examined and expressed their opinion on the consolidated financial statements of the Company and its subsidiaries referenced in their opinions set forth in the Prospectus are independent accountants within the meaning of the Act and the Rules and Regulations.

          (j) The Company together with its subsidiaries maintains, and will maintain, a system of internal accounting controls sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's consolidated financial statements; and, neither the Company nor any of its subsidiaries nor any of Robert J. Attea, Charles E. Lannon, Kenneth F. Myszka or David L. Rogers (the "Principal Shareholders") nor, to the Company's Knowledge, any other employee or agent of the Company or any subsidiary, has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus, and no funds of the Company or any of its subsidiaries have been set aside to be used for any payment in violation of any law, rule or regulation, or of a character required to be disclosed in the Prospectus.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or contemplated in the Prospectus, (i) except in the ordinary course of business and consistent with past practice, neither the Company, the Operating Partnership nor any other subsidiary has incurred any material liabilities or obligations, direct or contingent, nor have any of them entered into any material transaction; (ii) there has not been and will not have been any change on a pro forma basis or otherwise in the capital stock or funded debt of the Company, the Operating Partnership or any other subsidiary which is material or any material adverse change in the condition (financial or otherwise), or the earnings, assets, business affairs and business prospects of the Company and its subsidiaries; (iii) no loss or damage (whether or not insured) to the property of the Company, the Operating Partnership or any other subsidiary has been sustained which materially and adversely effects the conditions (financial or otherwise), or the earnings, assets, business affairs and business prospects of the Company and its subsidiaries; (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership with respect to its partnership interests; (v) there has been no change in the capital stock of the Company or the partnership interests of the Operating Partnership, and no increase in the indebtedness of the Company or the Operating Partnership that is material to such entities; (vi) there has been no material adverse change in the condition (financial or otherwise), or in the earnings, assets, business affairs or business prospects of the Company and the Operating Partnership, considered as one enterprise, whether or not arising in the ordinary course of business; and (vii) there has been no acquisitions or other transactions entered into by the Company, the Operating Partnership, or any other subsidiary, other than those in the ordinary course of business, which are material with respect to such entities, considered as one enterprise, or would result, upon consummation, in any inaccuracy in the representations contained in Section 2(h) hereof.

          (l) Neither the Company, the Operating Partnership nor any of its other subsidiaries is or intends to conduct its business in a manner in which it would become an "investment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company," as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

          (m) There are no legal or governmental actions, suits or proceedings before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, pending or, to the Knowledge of the Company, threatened to which the Company or any of its subsidiaries, or any of their respective executive officers or directors is a party or of which the business or property (including, without limitation, any of the licenses referred to in (n) below) of the Company or any of its subsidiaries or any of the Company's or any of its subsidiaries' employees is the subject which would have a material adverse effect on the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as set forth in the Prospectus.

          (n) The Company, the Operating Partnership and each of its other subsidiaries has, except where the failure to perform or where such default or defaults (singly or in the aggregate) would not involve a material risk to the condition (financial or otherwise), or in the earnings, assets, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, (i) all governmental licenses, permits, consents, orders, certificates, approvals and other authorization necessary or required to carry on its business as contemplated in the Prospectus, and there are no proceedings relating to the revocation or modification of any such governmental license, permit, consent, order, certificate, approval or other authorization, (ii) all such licenses are valid and in full force and effect, and the Company, the Operating Partnership and each of its other subsidiaries are operating in compliance with the terms and provisions of all such licenses, (iii) complied in all respects with all laws, regulations and orders applicable to it and its business and (iv) performed all its obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument to which it is a party or by which any of its Properties is bound or affected. Neither the Company, the Operating Partnership nor any of its other subsidiaries is in violation of any provision of its certificate of incorporation or by-laws or limited partnership agreement, as the case may be.

          (o) No consent, approval, authorization or order of, nor any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated by this Agreement, except such as has been obtained under the Act or the Rules and Regulations and such as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Stock.

          (p) The Company and the Operating Partnership have full corporate or partnership power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership, enforceable against each in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the creation of imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Operating Partnership or any of its other subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the organizational documents of the Company, the Operating Partnership or any of its other subsidiaries, any contract or other agreement to which the Company, the Operating Partnership or any of its other subsidiaries is a party or by which the Company, the Operating Partnership or any of its other subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company, the Operating Partnership or any of its other subsidiaries.

          (q) The Operating Partnership has good and marketable title to all properties and assets used for the Company's business (including the Properties described in the Prospectus), in each case free and clear of all liens, encumbrances and defects other than those set forth or referred to in the Registration Statement or Prospectus or those which do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. There are no mortgages or deeds of trust encumbering any of the Properties other than those described on Schedule B hereto. To the Knowledge of the Company and the Operating Partnership (i) the intended use and occupancy of each of the Properties complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries taken as a whole, and (ii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties, except such proceedings or actions that would not involve a material risk to the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries taken as a whole. Title insurance in favor of the mortgagees and the Company are in force with respect to each of the Properties in an amount at least equal to the fair market value thereof.

          (r) The outstanding debt, the Properties and the business of the Company and its subsidiaries conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

          (s) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts to which the Company, the Operating Partnership or any of its other subsidiaries is a party have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity and are enforceable against the Company, the Operating Partnership or such subsidiary, as the case may be, in accordance with the terms thereof.

          (t) No statement, representation, warranty or covenant made by the Company or any of its subsidiaries in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be inaccurate, untrue, or incorrect.

          (u) None of the Company, the Operating Partnership nor any of their respective officers, directors or affiliates (as defined in the Act and the Rules and Regulations), has taken or will take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted, or might in the future reasonably be expected to cause or result in, stabilization or manipulation of, the prices of any security of the Company in order to facilitate the sale or resale of the Series B Preferred Shares or otherwise.

          (v) The Series B Preferred Shares have been registered under Section 12(b) of the Exchange Act and have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

          (w) Neither the Company nor any of its subsidiaries is involved in any material labor dispute, nor to the Company's Knowledge, is any such dispute threatened. The Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers that could be expected to materially adversely affect the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and the subsidiaries, taken as a whole.

          (x) The Company and its subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. Except as disclosed in the Prospectus, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademarks or trade names. The use in connection with the business and operations of the Company and its subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

          (y) The Company, the Operating Partnership and each of its other subsidiaries has and maintains property and casualty insurance in favor of the Company and its subsidiaries, with respect to them and each of the Properties, in an amount and on such terms as is reasonable and customary for businesses conducted by the Company and its subsidiaries, including, but not limited to, insurance covering (i) personal injury claims and
(ii) real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its subsidiaries has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of such Properties.

          (z)  (i)  Neither the Company, the Operating
Partnership nor any of the Properties is in violation of any applicable Federal, state or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposal to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or area formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances (the "Environmental Laws"), which violation would have a material adverse effect on the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or which might materially adversely affect the consummation of the transactions contemplated by this Agreement. In addition, and irrespective of such compliance, neither the Company, the Operating Partnership nor any of its other subsidiaries is subject to any liabilities for environmental remediation or clean-up, including any liability or class of liability of the lessee under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.
Section 9601, et seq.) ("CERCLA"), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 9601, et seq.) ("RCRA"), which liability would have a material adverse effect on the condition (financial or otherwise), or the earnings, assets, business affairs, or business prospects of the Company and its subsidiaries, taken as a whole, or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement.

          (ii) Each of the Properties and each of the Company, the Operating Partnership and each of its other subsidiaries has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and is in compliance with all terms and conditions of such permit, license or other approvals, except when such noncompliance with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, involve a material risk to the condition (financial or otherwise), or earnings, assets, business affairs and business prospects of the Company or its subsidiaries.

          (iii) Except as may be specifically disclosed in the "Phase I" reports provided to the Underwriter prior to the date hereof, neither the Company, its subsidiaries, nor, to the Knowledge of the Company, any other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties. The Company does not intend to use or allow the use of, the Properties or any subsequently acquired properties described in the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials.

          (iv) The Company has no Knowledge of any seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters.

          (v) The Company and the Operating Partnership have received no notice of, and has no Knowledge of, any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Properties or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law.

          As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, CERCLA, RCRA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Properties as described in the Prospectus.

          (aa) None of the assets of the Company or any of its subsidiaries constitute, nor will such assets, as of the Closing Date or the Second Closing Date, constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company and its subsidiaries are and will be in compliance in all material respects with all presently applicable provisions of the ERISA including the regulations and published interpretations thereunder; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; neither the Company nor any of its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986 (the "Code"), as amended, including the regulations and published interpretations thereunder; and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (bb) The Company and its subsidiaries have filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of its subsidiaries, nor is there any tax deficiency which is likely to be asserted against the Company or any of its subsidiaries which if determined adversely to the Company or such subsidiary could materially adversely affect the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries, taken as a whole. All tax liabilities are adequately provided for on the books of the Company.

          (cc) The Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Code for all taxable years commencing with its taxable year ended December 31, 1995. The Company has filed an election to be taxable as a REIT for its taxable year ended December 31, 1995, and such election has not been terminated.
The Company's method of operation will permit it to continue to meet the requirements for taxation as a REIT under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code.


     3.   SALE, PURCHASE AND DELIVERY OF STOCK.

          (a) On the basis of the representations, warranties and agreements of the Company and the Operating Partnership herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company the respective number of shares of the Firm Stock set forth opposite the Underwriter's name in Schedule A hereto at the purchase price per share to be agreed upon by the Underwriters and the Company and set forth in the Price Determination Agreement. The public offering price per share for the Firm Stock and the purchase price per share for the Firm Stock to be paid by the Underwriters shall be agreed upon and set forth in the Price Determination Agreement.

          (b) The Company will deliver the Firm Stock to you for the respective accounts of the several Underwriters at the office of Goodwin, Procter & Hoar LLP, 599 Lexington Avenue, New York, New York 10022, at 9:00 A.M., New York City time, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing, by wire transfer of immediately available funds to the Company on the fifth business day following the date of this Agreement, or at such other time not later than seven full business days after such initial public offering as you shall determine, such time and place being herein referred to as the "Closing Date." The certificates for the Firm Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., New York City time, on the second full business day prior to the Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Closing Date.

          (c) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 180,000 additional Option Stock in the aggregate of the Option Stock at the purchase price set forth in the Price Determination Agreement, for use solely in covering any over-allotments made by the Underwriters in the sale and distributions of the Firm Stock. The option granted hereunder may be exercised in whole or in part at any time, and on one or more occasions, within 30 days after the date of this Agreement, upon written or telegraphic notice by the Representatives to the Company setting forth the aggregate number of shares of the Option Stock as to which the Underwriters are exercising the option and the time and place at which certificates will be delivered, such time (which, unless otherwise determined by you and the Company, shall not be earlier than three nor later than seven full business days after the exercise of said option) being herein called the "Second Closing Date." The number of shares of the Option Stock to be sold by the Company to each Underwriter and purchased by such Underwriter from the Company shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters on the Second Closing Date as such Underwriter purchased of the total number of shares of the Firm Stock, as adjusted by the Representatives to avoid fractions and to reflect any adjustment required by Section 9 hereof. The Company will deliver certificates for the shares of the Option Stock being purchased by the several Underwriters to you on the Second Closing Date at the place and time of such Closing, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing, by wire transfer of immediately available funds to the Company. The certificates for the Option Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., New York time, on the second full business day prior to the Second Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Second Closing Date.
The option granted hereby may be canceled by you as the Representatives of the several Underwriters, as to the shares of Option Stock for which the option is unexercised, at any time prior to the expiration of the 30-day period, upon notice to the Company.

          The Company will pay and save each Underwriter and any subsequent holder of the Stock harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Stock and Option Stock.

     4.   COVENANTS OF THE COMPANY.  The Company and the
Operating Partnership, jointly and severally, covenant and agree with each of the Underwriters that:

          (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. The Company will not during such period as the Prospectus is required by law to be delivered in connection with sales of the Stock by any Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless you have first received a copy thereof within a reasonable period of time prior to the filing thereof and you shall not have objected thereto in good faith.

          (b) The Company will notify you promptly, and will confirm such advice in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period in which the Prospectus is required by law to be delivered in connection with the offering or sale of the Stock that makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Operating Partnership, the Registration Statement, any Preliminary Prospectus or the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order from the Commission, and if at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

          (c) The Company will comply with the Act so as to permit the continuance of sales of and dealings in the Stock under the Act for such period as may be required by the Act; whenever it is necessary to amend or supplement the Prospectus to make the statements therein not misleading, the Company will furnish, without charge to you as Representatives, either amendments to the Prospectus or supplemental information, so that the statements in the Prospectus as so amended or supplemented will not be misleading; and file a post-effective amendment to the Registration Statement whenever such an amendment may be required and furnish, without charge to you, a reasonable number of copies of any such amendment and related Prospectus.

          (d) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders and deliver to you an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act which shall satisfy the provisions of Section 11(a) of the Act.

          (e) The Company will furnish to you, without charge, copies of the Registration Statement (two of which will be signed and will include financial statements, schedules, and all exhibits thereto), each Preliminary Prospectus, the Prospectus, all amendments of and supplements to such documents, and all correspondence between the Commission and the Company or its counsel or accountants relating thereto, in each case as soon as available and in such quantities as you may request, and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

          (f) For a period of five years from the date of the Prospectus, the Company will deliver to you, upon your request
(i) within 90 days after the end of each fiscal year, consolidated balance sheets, statements of income, statements of cash flow and statements of changes in stockholders' equity of the Company and its subsidiaries as at the end of and for such year and the last preceding year, all in reasonable detail and certified by independent accountants, (ii) within 45 days after the end of each of the first three quarterly periods in each fiscal year, unaudited consolidated balance sheets and statements of income, statements of cash flows and statements of changes in stockholders' equity of the Company and its subsidiaries as at the end of and for such period, all in reasonable detail,
(iii) as soon as available, all such proxy statements, financial statements and reports as the Company shall send or make available to its stockholders or the stockholders of any subsidiary any of whose stock is owned by any person other than the Company or any subsidiary, and (iv) copies of all annual or periodic reports as the Company or any subsidiary shall file with the Commission as required by the Act, the Exchange Act and any rules or regulations thereunder, which are available for public inspection at the Commission, or any material reports filed in connection with the Company's listing on any stock exchange.

          (g) The Company will apply the net proceeds from the sale of the Stock in the manner set forth in the Prospectus.

          (h) The Company will cooperate with you and your counsel to qualify the Series B Preferred Shares for sale under the securities or Blue Sky laws of such jurisdictions within the United States as you designate, including furnishing such information and executing such instruments as may be required, and will continue such qualifications in effect for a period of a least three months from the date hereof; provided, however, the Company shall not be required to register or qualify as a foreign corporation or as a dealer in securities nor, except as to matters and transactions relating to the offer and sale of the Stock, consent to a service of process in any jurisdiction.

          (i) After the Closing Date and Second Closing Date, the Company and its subsidiaries will be in compliance with the financial record-keeping requirements and internal accounting control requirements of Section 13(b)(2) of the Exchange Act.

          (j) The Company will not, with respect to the Stock, invoke the authority granted under Section 7.2.6 of the Articles of Amendment and Restatement (the "Articles") of the Company to revoke the exception contained in the Articles under which shares of capital stock transferred to any Underwriter in a public offering will not be deemed to be Shares in Trust (as defined in the Articles), notwithstanding the fact that the shares of capital stock owned beneficially by the Underwriters may exceed the Ownership Limit (as defined in the Articles).

     5.   PAYMENT OF EXPENSES.   Whether or not the transactions
contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company and its subsidiaries including, but not limited to, (i) the reasonable fees and disbursements of its counsel; (ii) the reasonable fees, costs and expenses of preparing, printing and delivering the certificates for the Stock; (iii) the reasonable fees, costs and expenses of the transfer agent and registrar for the Series B Preferred Shares;
(iv) the reasonable fees and disbursements of its accountants;
(v) the filing fees and reasonable expenses incurred in connection with the qualification, registration or exemption of the Stock under state securities or Blue Sky laws and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification, registration or exemption and the preparation and printing of the preliminary and final Blue Sky Surveys; (vi) the filing fees and reasonable expenses paid and incurred by the Underwriters, including reasonable fees and disbursements of counsel for Underwriters, in connection with the review of the terms of the underwriting arrangements by the NASD; (vii) the costs and expenses in connection with the preparation, printing and filing of any Preliminary Prospectus and the Prospectus and the furnishing to the Underwriters of such copies of each Preliminary Prospectus and Prospectus as the Underwriters may reasonably require; (viii) the costs and expenses in connection with the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement and other documents distributed to the Underwriters; (ix) fees and expenses of the listing of the Series B Preferred Shares on the

New York Stock Exchange; (x) the reasonable fees, costs and expenses of and any surveyors, engineers, appraisers, photographers, accountants and other professionals engaged by or on behalf of the Company; (xi) the cost of the preparation of slides, overheads and other presentation material to be used in any "road show" or other presentation to potential investors and the hotel, travel and other expenses of the Company's employees in connection with any such "road show" or presentation; and
(xii) the cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Stock and Option Stock by the Company to the respective Underwriters.

     Notwithstanding anything in this Section 5 to the contrary, regardless of whether the transactions contemplated by this Agreement are consummated, the Company's payment and reimbursement obligations to the Underwriters under this Section 5 shall not exceed $150,000.00 in the aggregate for (i) fees, costs and expenses of their legal counsel, or any surveyors, engineers, appraisers, photographers, accountants or other professionals engaged by the Underwriters, and (ii) out-of-pocket fees and expenses incurred for producing any offering documents or any other materials (including travel, design, printing, photograph and written material procurement costs); provided, however that (A) in the event that the Company or any of its subsidiaries fails to comply with any of the terms of, to fulfill any of the conditions to, or to meet any of its respective obligations under, this Agreement (other than as result of a default by the Underwriters described in Section 9 or the occurrence of any of the events described in clauses (i)-(iv) of the first paragraph of Section 7), then irrespective of the aforementioned $150,000.00 limitation on expenses, the Company shall pay and/or reimburse the Underwriters for all of the expenses, fees and disbursements described in Section 7, and (B) in the event that the transactions contemplated by this Agreement are not consummated due to a default by one or more of the Underwriters as described in Section 9, the Company shall have no obligation to pay or reimburse the Underwriters for any fees, expenses or disbursements of any kind or nature; provided further that notwithstanding the aforementioned $150,000.00 limitation on expenses, the Underwriters may, so long as this Agreement has not been terminated by the Underwriters pursuant to Section 9, request reimbursement for (i) the full amount of their actual, out-of-pocket costs incurred in procuring original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Stock and Option Stock by the Company to the respective Underwriters, and (ii) the full amount of their actual, out-of-pocket costs for filing fees and reasonable expenses incurred in connection with the qualification, registration or exemption of the Stock under state securities or Blue Sky laws (except that all fees, expenses and disbursements of legal counsel in connection with the qualification, registration or exemption of the Stock under state securities or Blue Sky laws remain subject to the aforementioned $150,000.00 limitation on expenses).

     6. CONDITIONS OF THE OBLIGATION OF THE UNDERWRITERS. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the several Underwriters to purchase and pay for the Firm Stock on the Closing Date and the Option Stock on the Second Closing Date shall be subject to the following conditions:

          (a) Each of the representations and warranties of the Company and the Operating Partnership contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and if applicable, Second Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Stock, at or prior to the Second Closing Date, shall have been duly performed, fulfilled or complied with.

          (b) The written statements of Company officers made pursuant to the provisions hereof are true and correct in all material respects, and the Company and its subsidiaries have performed their respective obligations hereunder.

          (c) The Prospectus shall have been filed as required by Section 2(a) hereto, and (i) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Stock under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (ii) any request for additional information on the part of the staff of the Commission or such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iii) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto, and you shall have received certificates, dated the Closing Date and the Second Closing Date, as the case may be, and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company to effect the clauses (i) and (ii).

          (d) The Registration Statement or Prospectus or any amendment thereof or supplement thereto shall not contain an untrue statement of fact which, in the opinion of Goodwin, Procter & Hoar LLP, counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus,
(i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the Underwriters' reasonable judgment any such development makes it impracticable or inadvisable to consummate the sale and delivery of the shares of Stock by the Underwriters at the public offering price.

          (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries, or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would involve a material adverse risk to the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and subsidiaries taken as a whole.

          (g) Prior to Closing, the Series B Preferred Shares shall have been duly authorized for listing by the New York Stock
Exchange upon official notice of issuance.

          (h) Prior to the Closing Date, the Company shall have filed the Articles Supplementary of the 9.85% Series B Cumulative
Redeemable Preferred Stock (the "Articles Supplementary") with the Secretary of State of the State of Maryland.

          (i) The Underwriters shall have received as of the Closing Date and, if applicable, the Option Stock, the Second
Closing Date, satisfactory in form and substance to counsel for the Underwriters:

               (i) An opinion, dated the Closing Date and, if applicable, the Second Closing Date, in form and substance satisfactory to counsel for the Underwriters, from Phillips, Lytle, Hitchcock, Blaine & Huber LLP, counsel to the Company, to the effect as set forth in Schedule 6(j);

               (ii) Such opinion or opinions of Goodwin, Procter & Hoar LLP, counsel for the Underwriters, dated the Closing Date, and if applicable, the Second Closing Date, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Series B Preferred Shares, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company;

               (iii) A certificate of the Company executed by the principal executive officer and the principal financial and accounting officer of the Company, dated the Closing Date, and if applicable, the Second Closing Date, to the effect that:

                    (aa) The representations and warranties of the Company and the Operating Partnership in Section 2 of this Agreement are true and correct in all material respects as of the Closing Date, and if applicable, the Second Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and Second Closing Date;

                    (bb) No stop order suspending the
     effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Knowledge of the respective signers of the certificates, are contemplated under the Act; and

                    (cc) The signers of the certificate have carefully examined the Registration Statement and the Prospectus; no facts have come to their attention which would lead them to believe that either the Registration Statement at the time it became effective (or any amendment thereof or supplement thereto made prior to the Closing Date, and if applicable, the Second Closing Date, as the case may be, as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; since the latest respective dates as of which information is given in the Registration Statement, there has been no material adverse change in the condition (financial or otherwise), or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus; and since the Effective Date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been set forth; and

               (iv) Letters from Ernst & Young LLP dated respectively the date of this Agreement and the Closing Date, and if applicable, the Second Closing Date, addressed to you and in form and substance previously approved by you, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (j) Prior to the Closing Date, and if applicable, the Second Closing Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.


     If any condition of the Underwriters' obligations hereunder to be satisfied prior to the Closing Date or the Second Closing Date is not so satisfied, this Agreement may be terminated by you prior to such Closing Date or Second Closing Date, by notice in writing or by telegram confirmed in writing to the Company.

     All such opinions, certificates, letters and documents furnished to you pursuant to this Section 6 will be in compliance with the provisions thereof only if they are in all material respects satisfactory to you and to Goodwin, Procter & Hoar LLP, counsel for the Underwriters. The Company will furnish you with such executed and conformed copies of such opinions, certificates, letters and documents as you may request.

     You, on behalf of the Underwriters, may waive in writing the compliance by the Company of any one or more of the foregoing conditions or extend the time for their performance.

     7.   TERMINATION OF AGREEMENT.

     This Agreement may be terminated by you, as the Representatives of the several Underwriters, on or after the date of this Agreement and prior to the Closing Date, or if applicable, the Second Closing Date, by notice of the Company, without liability on the part of any Underwriter to the Company, if at any time during such period any of the following has occurred in your sole judgment: (i) any outbreak of hostilities or escalation in existing hostilities anywhere in the world or other national or international calamity or crisis or change in economic or political conditions, the effect of any of which is such as to make it, in your sole judgment, impracticable or inadvisable to market the Stock on the terms and in the manner contemplated by the Prospectus; (ii) any general suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or the NASDAQ/NM or any general limitation on prices for such trading or any general restrictions on the distribution of securities; (iii) trading in any of the equity securities of the Company shall have been suspended by the Commission or the New York Stock Exchange; or (iv) a banking moratorium shall have been declared by either Federal, or New York State authorities, the effect of which is such as to make it, in your sole judgment, impracticable or inadvisable to market the Stock on the terms and in the manner contemplated by the Prospectus.

     This Agreement may also be terminated as provided in Sections 6 and 9 hereof.

     If this Agreement shall be terminated by you because of any failure on the part of the Company or its subsidiaries to comply with any of the terms of, to fulfill any of the conditions to, or to meet any of its respective obligations under, this Agreement (other than as result of a default by the Underwriters described in Section 9 or the occurrence of any of the events described in clauses (i)-(iv) of the first paragraph of Section 7) the Company shall pay, in addition to the costs and expenses referred to in
Section 5 and without limitation as to amount, all reasonable out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including but not limited to (i) the reasonable fees and disbursements of counsel for the Underwriters, (ii) the Underwriters' reasonable printing and traveling expense and postage, telegraph and telephone charges relating directly to the offering contemplated by the Prospectus (including, specifically, the cost of the preparation of slides, overheads and other presentation material to be used in any "road show" or other presentation to potential investors and all related hotel, travel and other expenses of the Underwriters), and (iii) all reasonable advertising expenses of the Representatives incurred after the Effective Date of the Registration Statement and so relating; it being understood that such out-of-pocket expenses shall not include any compensation, salaries or wages of the officers, partners or employees of any of the Underwriters. Only such out-of-pocket expenses as shall be accounted for by the Underwriters shall be paid to the Underwriters by the Company.

     8.   INDEMNIFICATION.

          (a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part of any material inaccuracy in the representations and warranties of the Company and the Operating Partnership contained herein or any failure of the Company and the Operating Partnership to perform its obligations hereunder, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to the provisions of Section 8(c), will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company and the Operating Partnership may otherwise have.

          (b) Each Underwriter will severally indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each of its directors and each of its officers who have signed the Registration Statement against any losses, claims, damages or liabilities to which the Company, or any such director or officer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by such Underwriter through you, as the Representatives of the Underwriters, specifically for use in the preparation thereof; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts received by such Underwriter. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof; but the omission so to notify an indemnifying party will not relieve it from any liability which they may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, to assume the defense thereof, with counsel approved by such indemnified party (which approval shall not be unreasonably withheld), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
(i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the named parties to any such action include both the indemnifying party and the indemnified party, and the indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.

          (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f)  In order to provide for contribution in
circumstances in which the indemnification provided for in this
Section is for any reason held to be unavailable from the Company and the Operating Partnership, on the one hand, or the Underwriters, on the other, or is insufficient to hold harmless a party indemnified hereunder, the Company, the Operating Partnership and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Operating Partnership, any contribution received by the Company and the Operating Partnership from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company and the Operating Partnership, and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, from the offering of the Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Partnership and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (x) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Operating Partnership, on the one hand, and of the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, Knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8(f) were determined by pro rata allocation even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The Underwriters shall be severally, and not jointly, liable for the amounts to be contributed by each of them pursuant to the provisions of this
Section 8(f). Notwithstanding the provisions of this Section 8(f), (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the shares of Stock purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person, if any, who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(f), each person, if any, who controls an Underwriter within the meaning of

Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8(f). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(f), notify such party or parties from whom contribution may be sought but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(f) or otherwise. No party shall be liable for contribution for any settlement of any action or claim effected without its written consent.

     9. DEFAULT OF THE UNDERWRITERS. If any Underwriter defaults in its obligations to purchase the Stock hereunder and arrangements satisfactory to you and the Company, evidenced by a writing or writings signed by you and the Company, for the purchase of such Stock by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the party of any non-defaulting Underwriter and the Company, provided, however, that if the number of the shares of the Stock which all such defaulting Underwriters have agreed but failed to purchase shall not exceed 10% of the number of shares of Firm Stock or Option Stock, as the case may be, agreed to be purchased pursuant to this Agreement (other than the shares agreed to be taken up hereunder which the defaulting Underwriters failed to purchase) by all non-defaulting Underwriters, the non-defaulting Underwriters shall be obligated proportionately to take up and pay for the Firm Stock or the Option Stock which such defaulting Underwriters failed to purchase.

     If any such default occurs, either you or the Company shall have the right to postpone the Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangement, may be effected. As used in this Agreement, the term "Underwriters" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from its liability to the other several Underwriters and the Company for its default hereunder.

     10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations and warranties of the Company, the Operating Partnership and the several Underwriters, set forth in or made pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the shares of Stock and, in the case of the agreements contained in Sections 5, 7 and 8 hereof, will survive any termination of this Agreement.

     11. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to you at McDonald Investments, Inc., 575 Fifth Avenue, New York, New York, 10017,
Attention: Michael J. Krupa, with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention:
Gilbert G. Menna, Esq., or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to the Company at 5166 Main Street, Williamsville, New York 14221, Attention:
Kenneth F. Myszka, President, with a copy to Phillips, Lytle, Hitchcock, Blaine & Huber LLP, 3400 HSBC Center, Buffalo, New York, Attention: Frederick G. Attea, Esq. and David J. Murray, Esq. Any such notice shall be effective only upon receipt. Any notice under Sections 7 and 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     12. SUCCESSORS, GOVERNING LAW. This Agreement will inure solely to the benefit of and be binding upon the parties hereto and the officers and directors and controlling persons referred to in Section 8 hereof and their respective successors, assigns, heirs, executors and administrator, and no other persons will have any right or obligation hereunder. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     13. EXECUTION IN COUNTERPARTS. This Agreement may be executed by any one or more of the partes hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement by and among the Company, the Operating Partnership and the several
Underwriters in accordance with its terms.


                              Very truly yours,

                              SOVRAN SELF STORAGE INC.


                              By:  /s/ David L. Rogers
                                 ____________________________

                              Title: Chief Financial Officer
                                     ___________________________



                              SOVRAN ACQUISITION LIMITED
                                PARTNERSHIP

                              By: SOVRAN HOLDINGS, INC.,
                                   its General Partner

                              By:   /s/ David L. Rogers
                                  _____________________________

                              Title: Chief Financial Officer
                                     ___________________________

The foregoing Agreement is hereby confirmed and accepted by us acting on our own behalf and as the Representatives of the several Underwriters named on Schedule A annexed hereto, as of the date first above written.

McDONALD INVESTMENTS INC.
MORGAN KEEGAN & COMPANY, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
As Representatives of the Several Underwriters


By:    /s/ Michael J. Krupa
    _______________________________________
     Michael J. Krupa
     McDonald Investments Inc.
     Managing Director

                           SCHEDULE A


                          UNDERWRITERS

                                             Number of Shares to
     Underwriter                             to be Purchased
     ___________                             ___________________

McDonald Investments Inc.. . . . . . . . . . . . . . . . .487,000

J.J.B. Hilliard, W.L. Lyons, Inc.. . . . . . . . . . . . .275,000

Morgan Keegan & Company, Inc.. . . . . . . . . . . . . . .180,000

Prudential Securities Incorporated . . . . . . . . . . . .125,000

J.B. Hanauer & Co. . . . . . . . . . . . . . . . . . . . . 50,000

Goldman, Sachs & Co. . . . . . . . . . . . . . . . . . . . 40,000

Tucker Anthony Incorporated. . . . . . . . . . . . . . . . 13,000

Stifel, Nicolaus & Company, Incorporated . . . . . . . . . 10,000

Gibraltar Securities Co. . . . . . . . . . . . . . . . . . 10,000

Roney Capital Markets. . . . . . . . . . . . . . . . . . . 10,000
                                                        _________

               Total . . . . . . . . . . . . . . . . . .1,200,000
                                                        =========

                    SOVRAN SELF STORAGE, INC.




                  PRICE DETERMINATION AGREEMENT
                 ______________________________

                              July 23, 1999


McDONALD INVESTMENTS INC.
MORGAN KEEGAN & COMPANY, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
As Representatives of the Several Underwriters
c/o McDonald Investments Inc.
McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio 44114

Dear Sirs:

     Reference is made to the Underwriting Agreement, dated
July 23, 1999 (the "Underwriting Agreement"), among Sovran Self Storage, Inc., a Maryland corporation (the "Company"), Sovran Acquisition Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and McDonald Investments Inc., Morgan Keegan & Company, Inc., and J.J.B. Hilliard, W.L. Lyons, Inc. as representatives (the "Representatives") of the several underwriters named on Schedule A thereto (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 1,200,000 shares of the Company's 9.85% Series B Cumulative Redeemable Preferred Stock (the "Firm Stock"), par value $.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to Section 3 of the Underwriting Agreement, the undersigned agree with the Underwriters as follows:

     1. The public offering price per share for the Firm Stock shall be $25.00.

     2. The purchase price per share for the Firm Stock to be paid by the Underwriters shall be $24.2125, representing an amount equal to the public offering price set forth above, less
$0.7875 per share.

     Each of the Company and the Operating Partnership represents and warrants to the Underwriters that the representations and warranties of the Company and the Operating Partnership set forth in Section 2 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Operating Partnership, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Company, the Operating Partnership and the Underwriters, in accordance with its terms and the terms of the Underwriting Agreement.


                              Very truly yours,

                              SOVRAN SELF STORAGE, INC.

                              By:  /s/ Kenneth F. Myszka
                                 ____________________________
                                   Title:  President


                              SOVRAN ACQUISITION LIMITED
                              PARTNERSHIP

                              By:  SOVRAN HOLDINGS, INC.,
                                   its general partner

                                   By:   /s/ Kenneth F. Myszka
                                       __________________________
                                        Title:  President



Confirmed as of the date first above mentioned:

McDONALD INVESTMENTS INC.
MORGAN KEEGAN & COMPANY, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
As Representatives of the Several Underwriters


By:    /s/ Michael J. Krupa
    ___________________________
     Michael J. Krupa
     Managing Director

                                             Exhibit 5.1



                              July 30, 1999


Sovran Self Storage, Inc.
5166 Main Street
Williamsville, New York  14221

Ladies and Gentlemen:

          This opinion is delivered in our capacity as counsel to Sovran Self Storage, Inc., a Maryland corporation, (the "Company") in connection with the 1,200,000 shares of the Company's 9.85% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share, ("Preferred Shares") to be issued in connection with an underwritten public offering pursuant to the registration statement on Form S-3 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (File No. 333-51169), including the prospectus supplement dated July 23, 1999.

          In connection with rendering this opinion, we have examined the Company's Articles of Incorporation, as amended to the date hereof and on file with the Maryland State Department of Assessments and Taxation; the By-Laws of the Company as amended to date; such records of corporate proceedings of the Company as we deem appropriate for purposes of this opinion; and the Registration Statement, together with the Prospectus Supplement thereto.

          Based upon the foregoing, we are of the opinion that the Preferred Shares have been duly authorized and, when issued and delivered by the Company against payment therefor at the price determined by the Board or a duly appointed committee thereof, will be validly issued, fully paid and non-assessable.

                                   Very truly yours,


               PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER LLP

                                             Exhibit 8.1





                                        July 30, 1999



Sovran Self Storage, Inc.
5166 Main Street
Williamsville, New York  14221

Ladies and Gentlemen:

          This firm has acted as counsel to Sovran Self Storage, Inc., a Maryland corporation (the "Company"), in connection with the issuance and sale of 1,200,000 shares of 9.85% Series B Cumulative Redeemable Preferred Stock of the Company, $.01 par value per share (the "Shares"). In connection with the issuance of the Shares, we have been requested by you to render an opinion regarding certain federal income tax matters relating to the Company.

          For purposes of this opinion letter, we have examined copies of the following documents:

          a.   The Company's Registration Statement on Form S-3
               (File No. 333-51169) and all amendments thereto.

          b.   The Company's final prospectus (the "Final
               Prospectus"), dated July 9, 1998, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").

          c.   The Company's final prospectus supplement (the
               "Final Prospectus Supplement") relating to the Shares, dated July 23, 1999, as filed pursuant to Rule 424(b) under the Act.

          d. The Amended and Restated Articles of Incorporation of the Company as filed with the Maryland
               Department of Assessments and Taxation.

          e. The Articles Supplementary designating and classifying the Shares, as filed with the Maryland
               Department of Assessments and Taxation on July 28,
               1999.

          f.   The By-laws of the Company.

          g.   The Articles of Incorporation of Sovran
               Holdings, Inc. ("Holdings") as filed with the Secretary of State of the State of Delaware.

          h.   The By-laws of Holdings.


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          i.   The Certificate of Limited Partnership of Sovran
               Acquisition Limited Partnership (the "Operating
               Partnership") as filed with the Secretary of State of the State of Delaware.

          j. The Agreement of Limited Partnership of the Operating Partnership, as amended.

          k. Certain records of the corporate proceedings of the Company and Holdings.

          l. Certain records of the partnership proceedings of the Operating Partnership.

          For purposes of the opinions expressed below, we have not, except as specifically identified above, made any independent review or investigation of factual or other matters, including the organization, existence, good standing, assets, business or affairs of the Company. In our examination of the aforesaid documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy, completeness and authenticity of all documents submitted to us, the conformity with the original documents of all documents submitted to us as certified, telecopied, photostatic or reproduced copies, and the authenticity of all such latter documents. We also have assumed the authenticity, accuracy and completeness of the foregoing certifications (of public officials, governmental agencies and departments, corporate officers and individuals) and statements of fact, on which we are relying, and have made no independent investigations thereof. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

          The opinions set forth in this letter are premised on certain written representations of the Company, the Operating Partnership, and Holdings contained in a letter to us dated
July 30, 1999. To the extent that the representations of the Company, the Partnership, and Holdings are with respect to matters set forth in the Internal Revenue Code of 1986, as amended (the "Code") or Treasury Regulations thereunder, we have reviewed with the individuals making such representations the relevant provisions of the Code, the applicable Treasury Regulations and published administrative interpretations thereof. In the course of our representation of the Company as its general counsel, nothing has come to our attention that would cause us to doubt the truth or completeness of such representations.

          The discussion and conclusions set forth below are based upon the Code, the Income Tax Regulations and Procedure and Administration Regulations promulgated thereunder and existing administrative and judicial interpretations thereof, all of which are subject to change. No assurance can therefore be given that the federal income tax consequences described below will not be altered in the future. For a discussion of the law and the application of the law to the facts, reference is made to the "Certain Federal Income Tax Considerations" section in the Final Prospectus and the "Federal Income Tax Consequences" section in the Final Prospectus Supplement.

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          Based upon and subject to the foregoing, and provided
that the Company continues to meet the applicable asset composition, source of income, shareholder diversification, distribution, record keeping and other requirements of the Code necessary for a corporation to qualify as a real estate investment trust ("REIT") under the Code, we are of the opinion that:

          1. Commencing with the Company's taxable year ended December 31, 1995, the Company has been organized in conformity with the requirements for qualification as a REIT under the Code, and the Company's method of operation, as described in the representations referred to above, will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

          2. The statements in the Final Prospectus Supplement set forth under the caption "Federal Income Tax Consequences," to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are accurate in all material respects, and the discussion therein fairly summarizes the federal income tax considerations that are likely to be material to a purchaser of the Shares.

          We express no opinion other than those expressly set forth herein. You should recognize that our opinions are not binding on the Internal Revenue Service (the "IRS") and that the IRS may disagree with the opinions contained herein. Although we believe that our opinions will be sustained if challenged, there can be no assurance that this will be the case. Except as specifically discussed above, the opinions expressed herein are based upon the law as it currently exists. Consequently, future changes in the law may cause the federal income tax treatment of the transactions described herein to be materially and adversely different from that described above.

                                   Very truly yours,

               PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER LLP















                              - 3 -
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                                                  Exhibit 12.1
Sovran Self Storage, Inc.
Ratio of Earnings to Fixed Charges

                     Three
                     months                                   June 26, 1995
                     ended                                          to
                     March 31,     Year ended December 31,     December 31,
                     1999        1998       1997       1996       1995
                     ____        ____       ____       ____    ____________

Earnings:
  Net income        5,855       23,540      23,119    15,659       6,744
  Fixed charges     3,534        9,925       2,743     2,386         323
                    _______________________________________________________
Earnings (1)        9,389       33,465      25,862    18,045       7,067

Fixed charges:
  Interest expense  3,341        9,601       2,166     1,924         131
  Amortization
    financing fees    193          324         577       462         192
                    _______________________________________________________
Fixed charges (2)   3,534        9,925       2,743     2,386         323
Preferred dividends


Ratio of earnings
to fixed
charges (1)/(2)      2.66         3.37        9.43      7.56       21.88






























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                                                  Exhibit 23.1


                 Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" in the Registration Statement (Form S-3, No. 333-51169) and related Prospectus of Sovran Self Storage, Inc. ("SSS") and Sovran Acquisition Limited Partnership ("SALP") for the registration of $100,000,000 of SSS Preferred or Common Stock and $150,000,000 of SALP Debt Securities.


                              Ernst & Young LLP

Buffalo, New York
July 7, 1999

                                                  Exhibit 23.2





    Consent of Phillips, Lytle, Hitchcock, Blaine & Huber LLP


          We hereby consent to being named as counsel to Sovran Self Storage, Inc. (the "Company") in the prospectus supplement ("Prospectus Supplement") to the Company's registration statement on Form S-3 (File No. 333-51169), to the reference therein to our firm under the caption "Legal Matters" and to the inclusion of our opinions as Exhibits 5.1 and 8.1 to this Form 8-K.


               Phillips, Lytle, Hitchcock, Blaine & Huber LLP


July 30, 1999






































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